497(d)

                                 FT 225
                       American Bank Trust Series

            Supplement to the Prospectus dated April 7, 1998

Notwithstanding anything to the contrary in the Prospectus, the total maximum structuring charge which may be assessed to Unit holders on a per Unit basis is 3.0% of the Public Offering Price (equivalent to a maximum of 3.093% of the net amount invested, exclusive of deferred structuring charge.)


August 31, 1998